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                                   SUPPLEMENT
                             DATED AUGUST 10, 2005
                                       TO
     THE HARTFORD MUTUAL FUNDS CLASS Y SHARES PROSPECTUS DATED MARCH 1, 2005
                (AS SUPPLEMENTED JUNE 1, 2005) (THE "PROSPECTUS")

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     As of September 1, 2005, Mark Niland and Nasri Toutoungi will assume all portfolio management responsibilities for The Hartford High Yield Fund and Christine Mozonski and David Hillmeyer will no longer serve as portfolio managers of The Hartford High Yield Fund. Accordingly, the Prospectus shall be revised as follows:

         In the Prospectus under "Management of the Funds, Portfolio Managers of the Funds," on page 138, the disclosure under "High Yield Fund" referring to Ms. Mozonski and Mr. Hillmeyer is deleted and replaced with the following:

              The fund is co-managed by Mark Niland and Nasri Toutoungi.

              Mark Niland, CFA, Executive Vice President of Hartford Investment Management, has served as co-portfolio manager of the fund since September 2005. Mr. Niland joined Hartford Investment Management in 1989 and has been an investment professional involved in trading and portfolio management since that time. Prior to joining the firm, Mr. Niland was a credit officer at Shawmut National Corp.

              Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as co-portfolio manager of the fund since September 2005. Mr. Toutoungi joined Hartford Investment Management in 2003. Previously, Mr. Toutoungi was a managing Director of Blackrock, Inc. from 1998 to January 2002, and a Director and Partner of Rogge Global Partners from 1997 to 1998.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.